                                   VAN KAMPEN

                       TAX  MANAGED  EQUITY GROWTH  FUND



Van Kampen Tax Managed Equity Growth Fund is a mutual fund with the investment objective to seek to provide long-term capital appreciation on an after-tax basis. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated MARCH 7, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   4
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   8
Purchase of Shares.................................  10
Redemption of Shares...............................  16
Distributions from the Fund........................  18
Shareholder Services...............................  18
Federal Income Taxation............................  20



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to seek to provide long-term capital appreciation on an after-tax basis.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns.



The Fund's investment adviser seeks to minimize the impact of federal income taxes on shareholder returns by employing certain tax sensitive investment strategies such as:



- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.



- In order to minimize taxable dividends to the extent possible without subjecting the Fund to undue risk, investing principally in stocks which pay relatively low (or no) dividends.



- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.



- When selling a security, selling, in most cases, the shares with the higher cost basis first.



The Fund invests primarily in a portfolio of equity securities of companies with market capitalizations of at least $1 billion that exhibit strong or accelerating earnings growth. The Fund emphasizes individual security selection and buys securities of companies based upon such factors as potential growth in earnings, quality of management and business prospects. Portfolio securities are typically sold when the Fund's investment adviser's assessments for growth of such securities materially change.



The Fund invests in equity securities including common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers.


                                INVESTMENT RISKS

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes securities of growth-oriented companies. The market values of such securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.



TAX MANAGED INVESTING. Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed. The Fund may therefore not be a suitable investment for individual retirement accounts ("IRAs"), other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Although the Fund strives to avoid realizing taxable capital gains, it utilizes an active management style and may realize capital gains on the sale of securities. For instance, portfolio securities may be sold when the Fund's investment adviser believes that the tax impact of the sale is outweighed by other factors such as the risks of holding the security or the availability of other investments that have better potential returns. There can be no assurance that your after-tax returns from the Fund will be better than those you would earn from an investment in a growth fund that is not tax managed. Changes in tax laws may limit the effective-ness of the Fund's tax management strategies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investment, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international development assistance and greater foreign exchange risk and currency transfer restrictions.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term


- Seek lower taxable distributions than a traditional equity growth fund (the Fund may not be an appropriate investment for IRAs, other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments)


- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their Fund shares


- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing primarily in equity securities while attempting to minimize the impact of federal income taxes on shareholder returns (including investors who have already contributed the maximum permitted amounts to IRAs or other tax-deferred accounts, investors saving for childrens' educational expenses or investors seeking more liquidity than that offered by variable annuities)


An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                            PERFORMANCE INFORMATION



The Fund had not commenced investment operations prior to the date of this prospectus. Accordingly, the Fund had no investment performance as of the date of this prospectus and thus had no historical calendar year annual performance or comparative performance tables.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         Class A       Class B       Class C
                         Shares        Shares        Shares
----------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
----------------------------------------------------------------

Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)          5.75%(1)         None          None
 ................................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                None(2)       5.00%(3)      1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends        None          None          None
 ................................................................
Redemption fees             None          None          None
 ................................................................
Exchange fee                None          None          None
 ................................................................

                         Class A       Class B       Class C
                         Shares        Shares        Shares
----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)
----------------------------------------------------------------


Management fees             .80%          .80%          .80%
 ................................................................
Distribution and/or
service (12b-1)             .25%       1.00%(6)      1.00%(6)
fees(5)
 ................................................................
Other expenses(7)           .50%          .50%          .50%
 ................................................................
Total annual fund
operating expenses         1.55%         2.30%         2.30%
 ................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase, declining thereafter as follows:
                                     Year 1-5.00%
                                     Year 2-4.00%
                                     Year 3-3.00%
                                     Year 4-2.50%
                                     Year 5-1.50%
                                      After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) Other expenses have been estimated for the Fund's current fiscal year.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One     Three
                               Year    Years
-------------------------------------------------
Class A Shares                 $724    $1,036
 .................................................
Class B Shares                 $733    $1,018
 .................................................
Class C Shares                 $333      $718
 .................................................


You would pay the following expenses if you did not redeem your shares:


                               One     Three
                               Year    Years
-------------------------------------------------
Class A Shares                 $724    $1,036
 .................................................
Class B Shares                 $233      $718
 .................................................
Class C Shares                 $233      $718
 .................................................


                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Fund's investment objective is to seek to provide long-term capital appreciation on an after-tax basis. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns.


In managing the Fund, the Fund's investment adviser seeks to employ investment strategies that attempt to achieve high after-tax returns by balancing investment and tax considerations when deciding whether to buy or sell securities. The Fund is designed to minimize income distributions and the distributions of capital gains. The Fund may use, but is not limited to, the following tax management techniques and strategies:



- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.



- In order to minimize taxable dividends to the extent possible without subjecting the Fund to undue risk, investing principally in stocks which pay relatively low (or no) dividends.



- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.

- When selling a security, selling, in most cases, the shares with the higher cost basis first.

The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and realized capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided.

The Fund invests primarily in a portfolio of equity securities of companies with market capitalizations of at least $1 billion that exhibit strong or accelerating earnings growth. The Fund's investment adviser emphasizes a "bottom-up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for consistent or rising earnings growth and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.

The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's investment adviser believes are positioned to deliver stronger earnings growth than originally anticipated by the market. The Fund's investment adviser continually and rigorously studies company developments including business strategy, management's focus and financial results, and closely monitors analysts' views and expectations in seeking to identify such companies. The Fund's investment adviser expects that many of the companies in which the Fund invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher price to earnings ratios relative to more established companies and rates of earnings growth may be volatile. However, the valuation of a security is of secondary importance in the Fund's investment program and is viewed in context of the security's potential for sustainable earnings growth and its ability to produce earnings higher than the market initially anticipated.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, it also may invest in other equity securities including preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other specialty securities having equity features. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter duration than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest in companies of any capitalization range including securities of medium-and smaller-sized companies. The securities of medium-and smaller-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of large-sized companies or the market averages in general. To the extent the Fund invests in medium- and smaller-sized companies, it will be subject to greater investment risk than that assumed through its investment in the securities of large-sized companies.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." It is still unclear what the long-term consequences of the euro conversion will be on foreign exchange rates, interest rates and the value of European securities which may adversely affect the Fund.

Investors should carefully consider the risks of foreign investments before investing in the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities in order to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. The Fund, however, may take advantage of hedging exceptions permitted under the Internal Revenue Code of 1986, as amended (the "Code"), to defer the taxable event. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund balances investment and tax considerations when deciding whether to buy and sell securities. A strategy of the Fund is to minimize capital gain producing portfolio turnover. Notwithstanding the foregoing, the Fund may sell securities and recognize gains when the investment adviser deems it advisable in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transactions costs would adversely impact the fund's performance.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.

                          INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
------------------------------------------------
    First $500 million        0.80% of 1.00%
 ................................................
    Next $500 million         0.75% of 1.00%
 ................................................
    Over $1 billion           0.70% of 1.00%
 ................................................



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The Fund also pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") is the Subadviser of the Fund. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser, the Subadviser and the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund's portfolio managers are Philip W. Friedman, William S. Auslander and Margaret K. Johnson.



Mr. Friedman is a Managing Director of the Subadviser and of Morgan Stanley & Co. Incorporated and leads its Institutional Equity Group. Prior to joining the Subadviser in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated. From 1990 to 1995, he was a member of Morgan Stanley & Co. Incorporated's Equity Research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa; Summa Cum Laude) in Economics. He also holds an M.B.A. from J.L. Kellogg School of Management at Northwestern University.



Mr. Auslander is a Principal of the Subadviser and Morgan Stanley & Co. Incorporated and a Portfolio Manager in the Institutional Equity Group. He joined the Subadviser in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining the Subadviser, Mr. Auslander was an equity analyst at Icahn & Co. for nine years. He graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University in 1993.



Ms. Johnson is a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. Ms. Johnson also serves as Product Manager and a Fund Manager in the Institutional Equity Group. She joined the Subadviser in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Fund Manager in 1989. She holds a B.A. degree from Yale College and holds the Chartered Financial Analyst designation.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale on that day, at the mean between the last reported bid and asked prices and (iii) valuing securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form accompanying the prospectus. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

In order to obtain these special benefits, the Fund requires that all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid on purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children under 21 years of age, grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute all or substantially all of its net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the

Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and realized capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan       Richard F. Powers, III*
Jerry D. Choate         Phillip B. Rooney
Linda Hutton Heagy      Fernando Sisto
R. Craig Kennedy        Wayne W. Whalen*, Chairman
Mitchell M. Merin*      Suzanne H. Woolsey
Jack E. Nelson          Paul G. Yovovich



                                    OFFICERS


Richard F. Powers, III*
President

Dennis J. McDonnell*
Executive Vice President & Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

Edward C. Wood III*
Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President

Stephen L. Boyd*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer & Treasurer


* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com


VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Subadviser
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Tax Managed Equity Growth Fund


Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Tax Managed Equity Growth Fund


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP


200 East Randolph Drive


Chicago, IL 60601

                                  VAN  KAMPEN

                       TAX  MANAGED  EQUITY GROWTH  FUND


                                   PROSPECTUS

                                 MARCH 7, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-9279      .
                                                                  TMCG PRO 03/00

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                         TAX MANAGED EQUITY GROWTH FUND

     Van Kampen Tax Managed Equity Growth Fund (the "Fund") is a mutual fund with the investment objective to seek to provide long-term capital appreciation on an after-tax basis. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust II, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Investment Restrictions.....................................    B-13
Trustees and Officers.......................................    B-14
Investment Advisory Agreement...............................    B-24
Other Agreements............................................    B-25
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-29
Shareholder Services........................................    B-31
Redemption of Shares........................................    B-33
Contingent Deferred Sales Charge-Class A....................    B-34
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-34
Taxation....................................................    B-36
Fund Performance............................................    B-41
Other Information...........................................    B-43

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 7, 2000.

                              GENERAL INFORMATION

     The Fund is organized as a separate series of the Trust. The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of April 1, 1999. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees may create one or more classes of shares for each such series.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at PO Box 218256, Kansas City, Missouri 64121-8256. Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or the "Subadviser") is a wholly owned subsidiary of Morgan Stanley Dean Witter. The principal office of the Subadviser is located at 1221 Avenue of the Americas, New York, NY 10020.

     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities; asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of the date of this Statement of Additional Information, there were no shares of the Fund issued or outstanding.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

CONVERTIBLE SECURITIES, RIGHTS AND WARRANTS

     The Fund may invest in convertible securities, rights and warrants. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market. Equity-linked securities are convertible instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     The Fund may invest in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

     Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

     Foreign Currency Exchange Risks. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, the Fund may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. The Fund may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Fund's commitments with respect to such contracts. See also "Strategic Transactions".

     Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

ILLIQUID SECURITIES

     The Fund may invest up to 15% its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     The Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds, including those advised by the Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with banks, broker-dealers or other financial intermediaries in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks, broker-dealers or other financial intermediaries deemed to be creditworthy by the Adviser under guidelines approved by the Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies or instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.

SECURITIES LENDING

     The Fund may lend investment securities to qualified broker-dealers, banks or other recognized institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks or other recognized institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry,

        (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     The Fund has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                           prior to August 1996, Chairman, Chief Executive
Date of Birth: 07/14/32                     Officer and President, MDT Corporation (now
Age: 67                                     known as Getinge/Castle, Inc., a subsidiary of
                                            Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company. Trustee/Director of each of the funds
Dana Point, CA 92629                        in the Fund Complex. Prior to January 1999,
Date of Birth: 09/16/38                     Chairman and Chief Executive Officer of The
Age: 61                                     Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of each
233 South Wacker Drive                      of the funds in the Fund Complex. Prior to
Suite 7000                                  1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management consulting
Date of Birth: 06/03/48                     firm. Formerly, Executive Vice President of ABN
Age: 51                                     AMRO, N.A., a Dutch bank holding company. Prior
                                            to 1992, Executive Vice President of La Salle
                                            National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a
                                            member of the Women's Board of the University
                                            of Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of
11 DuPont Circle, N.W.                      the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 48                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since
New York, NY 10048                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 46                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June
                                            1998, and Director since January 1998, of
                                            Morgan Stanley Dean Witter Trust FSB. Director
                                            of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index
                                            Series since May 1999. Trustee/Director of each
                                            of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May
                                            1997-April 1999, and Executive Vice President
                                            of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser in the State
Date of Birth: 02/13/36                     of Florida. President and owner, Nelson Ivest
Age: 64                                     Brokerage Services Inc., a member of the
                                            National Association of Securities Dealers,
                                            Inc. and Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer
1 Parkview Plaza                            of Van Kampen Investments. Chairman, Director
P.O. Box 5555                               and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181-5555             the Distributor, Van Kampen Advisors Inc. and
Date of Birth: 02/02/46                     Van Kampen Management Inc. Director and officer
Age: 54                                     of certain other subsidiaries of Van Kampen
                                            Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers
                                            and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director
                                            of Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and Dean
                                            Witter Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director
One ServiceMaster Way                       (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515                     business and consumer services company.
Date of Birth: 07/08/44                     Director of Illinois Tool Works, Inc., a
Age: 55                                     manufacturing company and the Urban Shopping
                                            Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1998, Director of Stone
                                            Smurfit Container Corp., a paper manufacturing
                                            company. From May 1996 through February 1997 he
                                            was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management,
                                            Inc., an environmental services company, and
                                            from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a
155 Hickory Lane                            George M. Bond Chaired Professor with Stevens
Closter, NJ 07624                           Institute of Technology, and prior to 1995,
Date of Birth: 08/02/24                     Dean of the Graduate School, Stevens Institute
Age: 75                                     of Technology. Director, Dynalysis of
                                            Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds
                                            in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                           to the funds in the Fund Complex, and other
Date of Birth: 08/22/39                     investment companies advised by the Advisers or
Age: 60                                     Van Kampen Management Inc. Trustee/Director of
                                            each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy
2101 Constitution Ave., N.W.                of Sciences/National Research Council, an
Room 206                                    independent, federally chartered policy
Washington, D.C. 20418                      institution, since 1993. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company, since
Age: 58                                     January 1998. Director of the German Marshall
                                            Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 1993, Executive Director of
                                            the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy
                                            of Sciences/National Research Council. From
                                            1980 through 1989, Partner of Coopers &
                                            Lybrand.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation,
Sears Tower                                 which provides information access products and
233 South Wacker Drive                      network system solutions, COMARCO, Inc., a
Suite 9700                                  wireless communications products company and
Chicago, IL 60606                           APAC Customer Services, Inc., a provider of
Date of Birth: 10/29/53                     outsourced customer contact services.
Age: 46                                     Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to May 1996, President of
                                            Advance Ross Corporation, an international
                                            transaction services and pollution control
                                            equipment manufacturing company.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------

Dennis J. McDonnell..................  Currently Executive Vice President and Director of
  Date of Birth: 05/20/42              Van Kampen Investments, and employed by Van Kampen
  Age: 57                              Investments since March 1983. President, Chief
  Executive Vice President and Chief   Operating Officer and Director of the Advisers, Van
  Investment Officer                   Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Executive Vice President and Chief Investment
                                       Officer of each of the funds in the Fund Complex,
                                       since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General
                                       Partner of other investment companies advised by
                                       the Advisers or Van Kampen Management Inc.
                                       ("Management Inc."), since the inception of funds
                                       advised by Advisory Corp. and Management Inc. and
                                       since 1998 for funds advised by Asset Management.
                                       Director of Global Decisions Group LLC, a financial
                                       research firm, and its affiliates MCM Asia Pacific
                                       and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers,
                                       Van Kampen American Capital Management, Inc.;
                                       Director of Van Kampen American Capital, Inc.; and
                                       President, Chief Executive Officer and Trustee of
                                       each of the funds advised by Advisory Corp. Prior
                                       to July 1998, Director and Executive Vice President
                                       of VK/AC Holding, Inc. (predecessor of Van Kampen
                                       Investments). Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       1996, Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.,
                                       a financial research firm, and Chairman of MCM Asia
                                       Pacific Company, Limited and MCM (Europe) Limited.
                                       Prior to December 1991, Senior Vice President of
                                       Van Kampen Merritt Inc.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Age: 43                              the Advisers, Van Kampen Advisors Inc., Van Kampen
  Vice President and Secretary         Management Inc., the Distributor, American Capital
                                       Contractual Services, Inc., Van Kampen Exchange
                                       Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of
                                       Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal
                                       Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their
                                       affiliates. Vice President and Secretary of each of
                                       the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities and
                                       Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments, the
  Age: 44                              Advisers, the Distributor, Van Kampen Advisors
  Vice President                       Inc., Van Kampen Management Inc. and Van Kampen
                                       Investor Services Inc., and serves as a Director or
                                       Officer of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President
                                       and Senior Planning Officer for Individual Asset
                                       Management of Morgan Stanley Dean Witter and its
                                       predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors Inc.
  Age: 43                              Vice President of each of the funds in the Fund
  Vice President                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates. Prior
                                       to September 1996, Director of McCarthy, Crisanti &
                                       Maffei, Inc, a financial research company.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              Equity Investments of the Advisers. Vice President
  Age: 59                              of each of the funds in the Fund Complex and
  Vice President                       certain other investment companies advised by the
                                       Advisers or their affiliates. Prior to October
                                       1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to February
                                       1998, Senior Vice President of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and
  Date of Birth: 08/20/55              the Advisers. Vice President, Chief Financial
  Age: 44                              Officer and Treasurer of each of the funds in the
  Vice President, Chief Financial      Fund Complex and certain other investment companies
  Officer and Treasurer                advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Age: 44                              Vice President and Chief Operating Officer of the
  Vice President                       Distributor. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                     Fund Complex
                                                      -------------------------------------------
                                                                      Aggregate
                                                       Aggregate      Estimated
                                                      Pension or       Maximum          Total
                                       Aggregate      Retirement       Annual       Compensation
                                     Compensation      Benefits     Benefits from      before
                                    before Deferral   Accrued as      the Fund      Deferral from
                                       from the         Part of         Upon            Fund
             Name(1)                 Registrant(2)    Expenses(3)   Retirement(4)    Complex(5)
             -------                ---------------   -----------   -------------   -------------
J. Miles Branagan                        $200           $40,303        $60,000        $126,000
Jerry D. Choate(1)                        200                 0         60,000          88,700
Linda Hutton Heagy                        200             5,045         60,000         126,000
R. Craig Kennedy                          200             3,571         60,000         125,600
Jack E. Nelson                            200            21,664         60,000         126,000
Phillip B. Rooney                         200             7,787         60,000         113,400
Dr. Fernando Sisto                        200            72,060         60,000         126,000
Wayne W. Whalen                           200            15,189         60,000         126,000
Suzanne H. Woolsey(1)                     200                 0         60,000          88,700
Paul G. Yovovich(1)                       200             2,845         60,000         126,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Trust and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.

(2) For the Fund's first fiscal year, the estimated aggregate compensation from the Fund per trustee is anticipated to be approximately $1,000-$2,000. The trustees may defer compensation from the Fund. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's operating series, the Van Kampen Technology Fund (the "Technology Fund"), for the Trust's fiscal year ended August 31, 1999. (The Technology Fund commenced investment operations on July 26, 1999.) The following trustees deferred compensation from the Technology Fund during the fiscal year ended August 31, 1999: Mr. Branagan, $200; Mr. Choate, $200; Ms. Heagy, $200; Mr. Kennedy, $100; Mr. Nelson, $200; Mr. Rooney, $200; Mr. Sisto, $100; Mr. Whalen, $200 and Mr. Yovovich, $200. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Technology Fund as of August 31, 1999 is as follows: Mr. Branagan, $200; Mr. Choate, $200; Ms. Heagy, $200; Mr. Kennedy, $100; Mr. Nelson, $200; Mr. Rooney, $200; Mr. Sisto, $100; Mr. Whalen, $200 and Mr. Yovovich, $200. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees for the Technology Fund since 1999 and for the Fund since its organization in 2000.

(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.

     The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting obligations. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate, personnel.

     As of the date of this Statement of Additional Information, no trustees or officers of the Fund owned shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     MSDWIM is the investment Subadviser of the Fund. The Subadviser provides investment advice and portfolio management services pursuant to investment subadvisory agreements and, subject to the supervision of the Adviser and the Fund's Board of Trustees, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.

     Legal Services Agreement. The Fund and certain of the other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the

Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-4833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE

     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.

     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.

     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund intends to elect and to qualify, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally, taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a

"qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service (the "IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends. In the case of a Non-U.S. Shareholder, this information may also be made available to the tax authorities in such Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company as Custodian. The Custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, the independent accountants for the Fund, will perform an annual audit of the Fund's financial statements.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).